CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly Report of Stratean Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2014 filed with the Securities and Exchange Commission (the “Report”), I, S. Matthew Schultz, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company for the periods presented.

By:	/s/ S. Matthew Schultz
Name:	S. Matthew Schultz
Title:	Chief Executive Officer
Date:	February 3, 2014

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly Report of Stratean Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2014 filed with the Securities and Exchange Commission (the “Report”), I, Zachary Bradford, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company for the periods presented.

By:	/s/ Zachary K. Bradford
Name:	Zachary Bradford
Title:	Chief Financial Officer
Date:	February 3, 2014

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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